[PHOTO]

ANNUAL REPORT OCTOBER 31, 1999

OPPENHEIMER

QUEST VALUE FUND, INC.








[LOGO] OPPENHEIMERFUNDS-REGISTERED TRADEMARK-
       THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS




CONTENTS

 1   President's Letter

 3   An Interview with Your Fund's Managers

 7   Fund Performance

12   FINANCIAL STATEMENTS

29   REPORT OF INDEPENDENT ACCOUNTANTS

30   Federal Income Tax Information

31   Officers and Directors

32   OppenheimerFunds Family


EVEN THOUGH MANY VALUE STOCKS OFFER EXCEPTIONAL BUSINESS PROSPECTS, they continued to underperform growth stocks during the year.

The Fund's financial stocks suffered AS A RESULT OF RISING INTEREST RATES.

POSITIVE CONTRIBUTIONS TO PERFORMANCE were generated by several stocks in the consumer goods and technology sectors.

AVERAGE ANNUAL TOTAL RETURNS
For the 1-Year Period Ended 10/31/99 *
CLASS A
Without        With
Sales Chg.     Sales Chg.
---------------------------
6.15%          0.05%

CLASS B
Without        With
Sales Chg.     Sales Chg.
---------------------------
5.51%          0.51%

CLASS C
Without        With
Sales Chg.     Sales Chg.
---------------------------
5.55%          4.55%

CLASS Y
Without        With
Sales Chg.     Sales Chg.
---------------------------
6.45%          6.45%


------------------
NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.
------------------
* See page 10 for further details.

PRESIDENT'S LETTER

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Quest Value Fund, Inc.

DEAR SHAREHOLDER,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.
     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.
     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns and, overall, foreign stocks outperformed U.S. stocks in 1999.
     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.
     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices.


1  OPPENHEIMER QUEST VALUE FUND, INC.

PRESIDENT'S LETTER

In Europe, corporate restructuring has just begun, giving companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.
     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.
     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risk, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds THE RIGHT WAY TO INVEST in 2000 and beyond.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 19, 1999


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


2  OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q. HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED OCTOBER 31, 1999?

A. The past fiscal year has been very challenging for Oppenheimer Quest Value Fund, Inc. To a great extent, investors focused their attention, and dollars, on larger capitalization growth and technology stocks. As a result, for much of the period, value stocks were overlooked and their performance suffered.

CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT OVER THE LAST YEAR?

While the stock market rose during the latter part of 1998 and the first quarter of 1999, the rally was deceiving. The strong returns generated by a handful of large growth and technology companies accounted for most of the market's gains. With investors largely ignoring the majority of other stocks, most produced lackluster results.
     The trend temporarily changed course during the second quarter of 1999. Strong economic growth led investors to briefly favor economically sensitive, smaller capitalization, and more value-oriented stocks. With people seeking a wider universe of stocks for their portfolios, more companies were able to participate in the market's ascent.
     During the third quarter, the stock market experienced yet another shift. With the ongoing strength of the U.S. economy, the Federal Reserve Board raised short-term interest rates on two occasions. Virtually every sector of the stock market treaded water or declined during the quarter. The only notable exception was the technology sector. Despite the interest rate environment, strong investor demand propelled many tech stocks to new highs.


3  OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS


"WE ALSO BELIEVE THAT VALUE STOCKS AND CAREFUL ASSET ALLOCATION WILL CONTINUE TO PLAY AN IMPORTANT ROLE IN A WELL-DIVERSIFIED PORTFOLIO."

DID YOU ALTER YOUR INVESTMENT STRATEGY WHEN THE VARIOUS MARKET SHIFTS OCCURRED?

As a rule, we will not change our focus and "chase" the bestperforming stocks during short-term periods. Rather, we maintain a disciplined investment style that focuses on investing in larger capitalization value stocks. We use a bottom-up selection process to identify these stocks for the Fund. This entails employing rigorous fundamental analysis on each potential and existing holding. Some of the elements we focus on are the strength of a company's management team, its business prospects and cash flow.

CAN YOU SHARE SOME EXAMPLES OF STOCKS THAT PERFORMED WELL FOR THE FUND?

Minnesota Mining & Manufacturing Co., commonly known as 3M, has been an outstanding performer for the Fund. The firm manufactures and markets products including tape, imaging equipment and medical aids, such as nasal strips. As a multinational organization, 3M was hurt during the 1999 Asian currency crisis. However, with the turnaround in the Asian economies leading to stronger demand for 3M's products, its stock price has rebounded strongly since April 1999.

     Software producer Computer Associates International, Inc. has also contributed strongly to performance. The firm's stock price fell by about 50% from April 1998 to March 1999, due to concerns that demand for its products would fall because of disruptions surrounding the year 2000 issue. This has not proven to be the case, and the company's earnings have surpassed Wall Street expectations.


4  OPPENHEIMER QUEST VALUE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/99 (1)
CLASS A
1-Year      5-Year    10-Year
----------------------------------
2.78%      16.13%     13.06%

CLASS B               Since
1-Year      5-Year    Inception
----------------------------------
3.48%      16.68%     14.05%

CLASS C               Since
1-Year      5-Year    Inception
----------------------------------
7.46%      16.90%     14.04%

CLASS Y               Since
1-Year      5-Year    Inception
----------------------------------
9.39%       N/A       12.24%

HOW HAVE THE FUND'S FINANCIAL STOCKS PERFORMED DURING THE LAST YEAR?

Rising interest rates have led to poor performance throughout much of the financial sector. When rates rise it tends to lead to falling profit margins in the industry. The Fund's holding in Freddie Mac was one such casualty. Freddie Mac is a shareholder-owned, government sponsored enterprise that provides a continuous flow of funds to mortgage lenders. Despite the robust housing market and Freddie Mac's strong balance sheet, investors have focused on the interest rate environment, and the accompanying decline in mortgage refinancing. Freddie Mac's stock has suffered as a result.
     Another firm that has been hurt by rising rates is insurance company XL Capital Ltd., Cl. A. However, we remain optimistic about the company's longer-term prospects. The firm recently completed the purchase of another insurance company that could lead to enhanced business prospects and cost savings. In addition, the firm is well run and it has excellent cash flow, which could lead to further acquisition activity.

OPPENHEIMER QUEST VALUE FUND, INC. NOW HAS AN INVESTMENT TEAM APPROACH. HOW WILL THIS CHANGE AFFECT SHAREHOLDERS?

The Fund will continue to seek capital appreciation by investing in securities believed to be undervalued in the market-place. The current investment team of eight managers should offer shareholders a greater breadth of investment ideas and expertise. And shareholders can take comfort in knowing that these managers together have an average of 20 years of investment experience.



1. See page 10 for further details.


5  OPPENHEIMER QUEST VALUE FUND, INC.

SECTOR ALLOCATION (2)

[CHART]

- Financial                   31.7%
- Capital Goods               20.7
- Consumer Staples            10.5
- Technology                   8.0
- Communication Services       7.7
- Basic Materials              6.6
- Consumer Cyclicals           5.5
- Healthcare                   4.7
- Transportation               4.6

WHAT IS THE MANAGEMENT TEAM'S OUTLOOK FOR THE FUND IN THE COMING MONTHS?

The valuations of many growth stocks are at historically high levels versus their value stock counterparts. This has occurred despite the excellent business prospects of value companies. Therefore, we are optimistic about the long-term opportunities presented by value stocks, and in the Fund's portfolio, in particular. We also believe that value stocks and careful asset allocation will continue to play an important role in a well-diversified portfolio. Those are but a few reasons why Oppenheimer Quest Value Fund, Inc. is an important part of THE RIGHT WAY TO INVEST.

TOP INDUSTRIES(2)
----------------------------------------------------------------
Manufacturing                                          12.7%
----------------------------------------------------------------
Diversified Financial                                  12.0
----------------------------------------------------------------
Insurance                                              11.6
----------------------------------------------------------------
Banks                                                   8.1
----------------------------------------------------------------
Telecommunications: Long Distance                       5.7
----------------------------------------------------------------

TOP TEN STOCK HOLDINGS(2)
----------------------------------------------------------------
Freddie Mac                                             4.3%
----------------------------------------------------------------
XL Capital Ltd., Cl. A                                  3.8
----------------------------------------------------------------
Computer Associates International, Inc.                 3.6
----------------------------------------------------------------
Citigroup, Inc.                                         3.5
----------------------------------------------------------------
Wells Fargo Co.                                         3.5
----------------------------------------------------------------
American Home Products Corp.                            3.3
----------------------------------------------------------------
Fleet Boston Corp.                                      3.3
----------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                    3.1
----------------------------------------------------------------
AMR Corp.                                               2.9
----------------------------------------------------------------
Textron, Inc.                                           2.9
----------------------------------------------------------------


2. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of common stock.


6  OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE


HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY THE MANAGER, OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 1999, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended October 31, 1999, the Fund operated in a market environment that generally favored large growth and technology stocks. This adversely affected the relative performance of Oppenheimer Quest Value Fund, Inc. However, the Fund continued to meet its objective of providing capital appreciation while managing risk. Throughout the fiscal year, the Fund's managers maintained their disciplined long-term investment strategy that seeks to identify stocks that have low price-to-earnings ratios versus the S&P 500 Index. This approach worked well on many occasions, as securities in a variety of sectors helped to enhanced performance. However, many of its financial stocks performed poorly, as interest rates rose during the reporting period. The Fund's portfolio holdings, allocation and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1999. In the case of Class A shares, performance is measured for a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7  OPPENHEIMER QUEST VALUE FUND, INC.

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Value Fund, Inc. (Class A) and S&P 500 Index

[GRAPH]

                       Oppenheimer Quest
                        Value Fund, Inc.
                            Class A          S&P 500 Index
       10/31/89              9,425              10,000
       10/31/90              8,159               9,253
       10/31/91             11,255              12,344
       10/31/92             13,333              13,572
       10/31/93             14,967              15,598
       10/31/94             15,718              16,200
       10/31/95             19,606              20,476
       10/31/96             25,175              25,401
       10/31/97             31,571              33,549
       10/31/98             34,689              40,931
       10/31/99             36,823              51,434

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/99(1)
1-YEAR 0.05%     5-YEAR 17.17%     10-YEAR 13.92%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Value Fund, Inc. (Class B) and S&P 500 Index

[GRAPH]

                        Oppenheimer Quest
                        Value Fund, Inc.
                            Class B          S&P 500 Index
         9/1/93             10,000              10,000
       10/31/93              9,882              10,128
       10/31/94             10,319              10,519
       10/31/95             12,805              13,296
       10/31/96             16,359              16,494
       10/31/97             20,403              21,785
       10/31/98             22,316              26,579
       10/31/99             23,546              33,398

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/99(1)
1-YEAR 0.51%     5-YEAR 17.73%     LIFE 14.92%


8  OPPENHEIMER QUEST VALUE FUND, INC.

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Value Fund, Inc. (Class C) and S&P 500 Index

                       Oppenheimer Quest
                        Value Fund, Inc.
                            Class C          S&P 500 Index
          9/1/93            10,000              10,000
        10/31/93             9,874              10,128
        10/31/94            10,313              10,519
        10/31/95            12,798              13,296
        10/31/96            16,347              16,494
        10/31/97            20,400              21,785
        10/31/98            22,301              26,579
        10/31/99            23,537              33,398

Average Annual Total Return of Class C Shares of the Fund at 10/31/99(1)
1-YEAR 4.55%     5-YEAR 17.94%     LIFE 14.89%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Value Fund, Inc. (Class Y) and S&P 500 Index

                       Oppenheimer Quest
                        Value Fund, Inc.
                            Class Y          S&P 500 Index
       12/16/96             10,000              10,000
       10/31/97             12,455              12,529
       10/31/98             13,745              15,285
       10/31/99             14,630              19,207

Average Annual Total Return of Class Y Shares of the Fund at 10/31/99(1)
1-YEAR 6.45%     LIFE 14.15%

The performance information for the S&P 500 Index in the graphs begins on 10/31/89 for Class A, 8/31/93 for Class B and Class C, and 12/31/96 for Class Y.
1. See page 10 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9  OPPENHEIMER QUEST VALUE FUND, INC.

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio management team is employed by the Fund's sub-advisor. Formerly,Eileen Rominger was the portfolio manager for the Fund. Effective August 11, 1999, she was succeeded by a portfolio management team comprised of senior investment professionals at Oppenheimer Capital.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 4/30/80. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to an annual 0.25% asset-based sales charge.

CLASS B shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charges of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.


10  OPPENHEIMER QUEST VALUE FUND, INC.

-------------------------------------------------------------------------------
                                                       FINANCIALS










-------------------------------------------------------------------------------

11  OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS  OCTOBER 31, 1999
                                                                       MARKET VALUE
                                                              SHARES     SEE NOTE 1
------------------------------------------------------------------------------------
 COMMON STOCKS--99.1%
------------------------------------------------------------------------------------
 BASIC MATERIALS--6.5%
------------------------------------------------------------------------------------
 CHEMICALS--4.6%
 Du Pont (E.I.) De Nemours & Co.                             640,000  $  41,240,000
------------------------------------------------------------------------------------
 Monsanto Co.                                                800,000     30,800,000
                                                                      --------------
                                                                         72,040,000

------------------------------------------------------------------------------------
 METALS--1.9%
 Alcoa, Inc.                                                 500,000     30,375,000
------------------------------------------------------------------------------------
 CAPITAL GOODS--20.5%
------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--2.0%
 General Dynamics Corp.                                      300,000     16,631,250
------------------------------------------------------------------------------------
 Raytheon Co., Cl. A                                         100,000      2,743,750
------------------------------------------------------------------------------------
 Raytheon Co., Cl. B                                         400,000     11,650,000
                                                                      --------------
                                                                         31,025,000

------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--3.7%
 Emerson Electric Co.                                        650,000     39,040,625
------------------------------------------------------------------------------------
 Rockwell International Corp.                                400,000     19,375,000
                                                                      --------------
                                                                         58,415,625

------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.2%
 Waste Management, Inc.                                    1,900,000     34,912,500
------------------------------------------------------------------------------------
 MANUFACTURING--12.6%
 Avery-Dennison Corp.                                        400,000     25,000,000
------------------------------------------------------------------------------------
 Caterpillar, Inc.                                           675,000     37,293,750
------------------------------------------------------------------------------------
 Dover Corp.                                               1,000,000     42,562,500
------------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.                        510,000     48,481,875
------------------------------------------------------------------------------------
 Textron, Inc.                                               590,000     45,540,625
                                                                      --------------
                                                                        198,878,750

------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--7.7%
------------------------------------------------------------------------------------
 Telecommunications: Long Distance--5.6%
 AT&T Corp.                                                  350,000     16,362,500
------------------------------------------------------------------------------------
 MCI WorldCom, Inc.(1)                                       450,000     38,615,625
------------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                    450,000     33,440,625
                                                                      --------------
                                                                         88,418,750

------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--2.1%
 Bell Atlantic Corp.                                         500,000     32,468,750


12  OPPENHEIMER QUEST VALUE FUND, INC.

                                                                       MARKET VALUE
                                                              SHARES     SEE NOTE 1
------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--5.4%
------------------------------------------------------------------------------------
 CONSUMER SERVICES--0.8%
 Omnicom Group, Inc.                                         150,000  $  13,200,000
------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--1.1%
 Carnival Corp.                                              400,000     17,800,000
------------------------------------------------------------------------------------
 MEDIA--2.0%
 Donnelley (R.R.) & Sons Co.                                 580,000     14,065,000
------------------------------------------------------------------------------------
 WPP Group plc, Sponsored ADR                                150,000     16,481,250
                                                                      --------------
                                                                         30,546,250

------------------------------------------------------------------------------------
 RETAIL: GENERAL--1.5%
 May Department Stores Co.                                   694,500     24,090,469
------------------------------------------------------------------------------------
 CONSUMER STAPLES--10.6%
------------------------------------------------------------------------------------
 BROADCASTING--2.9%
 AMFM, Inc.(1)                                               650,000     45,500,000
------------------------------------------------------------------------------------
 ENTERTAINMENT--4.2%
 Disney (Walt) Co.(1)                                        700,000     18,462,500
------------------------------------------------------------------------------------
 McDonald's Corp.                                            800,000     33,000,000
------------------------------------------------------------------------------------
 News Corp. Ltd., Sponsored ADR, Preference                  500,000     13,781,250
                                                                      --------------
                                                                         65,243,750

------------------------------------------------------------------------------------
 FOOD--1.4%
 Diageo plc, Sponsored ADR                                   521,120     21,170,500
------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--2.1%
 Kroger Co.(1)                                             1,550,000     32,259,375
------------------------------------------------------------------------------------
 FINANCIAL--31.5%
------------------------------------------------------------------------------------
 BANKS--8.1%
 Chase Manhattan Corp.                                       250,000     21,843,750
------------------------------------------------------------------------------------
 Fleet Boston Corp.                                        1,167,818     50,946,060
------------------------------------------------------------------------------------
 Wells Fargo Co.                                           1,126,660     53,938,848
                                                                      --------------
                                                                        126,728,658

------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--11.9%
 Citigroup, Inc.                                           1,000,000     54,125,000
------------------------------------------------------------------------------------
 Countrywide Credit Industries, Inc.                         627,500     21,295,781
------------------------------------------------------------------------------------
 Freddie Mac                                               1,250,000     67,578,125
------------------------------------------------------------------------------------
 Household International, Inc.                             1,000,000     44,625,000
                                                                      --------------
                                                                        187,623,906

------------------------------------------------------------------------------------
 INSURANCE--11.5%
 ACE Ltd.                                                  1,735,100     33,726,006
------------------------------------------------------------------------------------
 AFLAC, Inc.                                                 738,100     37,735,363


13  OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS  CONTINUED

                                                                       MARKET VALUE
                                                              SHARES     SEE NOTE 1
------------------------------------------------------------------------------------
 INSURANCE Continued
 Conseco, Inc.                                               989,729  $  24,062,786
------------------------------------------------------------------------------------
 Everest Reinsurance Holdings, Inc.                        1,000,000     25,750,000
------------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                    1,102,221     59,175,490
                                                                     ---------------
                                                                        180,449,645

------------------------------------------------------------------------------------
 HEALTHCARE--4.6%
------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--3.3%
 American Home Products Corp.                              1,000,000     52,250,000
------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--1.3%
 Becton, Dickinson & Co.                                     821,000     20,832,875
------------------------------------------------------------------------------------
 TECHNOLOGY--7.8%
------------------------------------------------------------------------------------
 COMPUTER HARDWARE--1.4%
 Compaq Computer Corp.                                     1,180,000     22,420,000
------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--3.6%
 Computer Associates International, Inc.                   1,000,000     56,500,000
------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.6%
 L.M. Ericsson Telephone Co., Cl. B, ADR                     600,000     25,650,000
------------------------------------------------------------------------------------
 ELECTRONICS--1.2%
 Motorola, Inc.                                              200,000     19,487,500
------------------------------------------------------------------------------------
 TRANSPORTATION--4.5%
------------------------------------------------------------------------------------
 AIR TRANSPORTATION--2.9%
 AMR Corp.(1)                                                724,000     45,974,000
------------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--1.6%
 Canadian Pacific Ltd.                                     1,087,500     25,624,219
                                                                     ---------------
 Total Common Stocks (Cost $1,352,451,317)                            1,559,885,522

                                                                FACE
                                                              AMOUNT
-------------------------------------------------------------------------------------
 SHORT-TERM NOTES--1.1%(2)
 Federal Home Loan Bank, 5.16%, 11/1/99
  (Cost $16,935,000)                                     $16,935,000     16,935,000
-------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,369,386,317)             100.2%  1,576,820,522
-------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                          (0.2)     (2,730,014)
                                                         ----------------------------
 NET ASSETS                                                    100.0% $1,574,090,508
                                                         ----------------------------
                                                         ----------------------------



FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


14  OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1999

------------------------------------------------------------------------------------
ASSETS
 Investments, at value (cost $1,369,386,317)--see
 accompanying statement                                              $1,576,820,522
------------------------------------------------------------------------------------
 Cash                                                                        95,997
------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                             1,457,932
 Interest and dividends                                                   1,346,071
 Other                                                                       51,891
                                                                    ---------------
 Total assets                                                         1,579,772,413

------------------------------------------------------------------------------------
 LIABILITIES
 Payables and other liabilities:
 Shares of capital stock redeemed                                         4,659,001
 Distribution and service plan fees                                         317,598
 Transfer and shareholder servicing agent fees                              242,383
 Shareholder reports                                                        228,708
 Directors' compensation                                                    138,347
 Other                                                                       95,868
                                                                    ---------------
 Total liabilities                                                        5,681,905

------------------------------------------------------------------------------------
 NET ASSETS                                                          $1,574,090,508
                                                                    ---------------
                                                                    ---------------
------------------------------------------------------------------------------------

 COMPOSITION OF NET ASSETS
 Par value of shares of capital stock                                $   72,943,356
------------------------------------------------------------------------------------
 Additional paid-in capital                                           1,113,489,339
------------------------------------------------------------------------------------
 Overdistributed net investment income                                     (137,820)
------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions               180,361,428
------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             207,434,205
                                                                    ---------------
 Net assets                                                          $1,574,090,508
                                                                    ---------------
                                                                    ---------------


15  OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES   CONTINUED

---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$906,697,962 and 41,655,519 shares of capital stock outstanding)                       $21.77
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                               $23.10
---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $520,146,121 and 24,397,542 shares of capital stock outstanding)                    $21.32
---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $132,667,573 and 6,222,048 shares of capital stock outstanding)                     $21.32
---------------------------------------------------------------------------------------------
Class Y Shares:
---------------------------------------------------------------------------------------------
Net asset value, redemption price and offering price per share (based
on net assets of $14,578,852 and 668,247 shares of capital stock outstanding)          $21.82

See accompanying Notes to Financial Statements.


16  OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31,1999

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $51,938)                $ 21,424,077
-------------------------------------------------------------------------------------
Interest                                                                 6,496,646
                                                                     ---------------
Total income                                                            27,920,723
------------------------------------------------------------------------------------
EXPENSES

Management fees                                                         15,030,491
------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  4,886,518
Class B                                                                  5,414,155
Class C                                                                  1,433,985
------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                  1,191,747
Class B                                                                  1,036,385
Class C                                                                    238,219
Class Y                                                                     40,308
------------------------------------------------------------------------------------
Directors' compensation                                                    155,564
------------------------------------------------------------------------------------
Custodian fees and expenses                                                 70,694
------------------------------------------------------------------------------------
Other                                                                    1,203,355
                                                                     ---------------
Total expenses                                                          30,701,421
Less expenses paid indirectly                                              (14,201)
                                                                     ---------------
Net expenses                                                            30,687,220
------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                     (2,766,497)
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                       183,043,399
------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments   (87,953,317)
                                                                     ---------------
Net realized and unrealized gain                                        95,090,082
------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $92,323,585
                                                                     ---------------
                                                                     ---------------


See accompanying Notes to Financial Statements.


                     17 OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED OCTOBER 31,                                                        1999                 1998
----------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income (loss)                                        $   (2,766,497)       $   8,974,122
----------------------------------------------------------------------------------------------------------
 Net realized gain                                                      183,043,399           65,256,883
----------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                  (87,953,317)          25,203,846
                                                                     --------------------------------------
 Net increase in net assets resulting from operations                    92,323,585           99,434,851

------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                 (6,746,450)          (3,823,240)
 Class B                                                                 (1,678,587)            (722,471)
 Class C                                                                   (433,959)            (193,326)
 Class Y                                                                   (116,654)             (30,052)
------------------------------------------------------------------------------------------------------------
 Dividends in excess of net investment income:
 Class A                                                                    (26,322)                   --
 Class B                                                                     (6,549)                   --
 Class C                                                                     (1,693)                   --
 Class Y                                                                       (455)                   --
------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                (38,188,719)         (30,482,358)
 Class B                                                                (20,944,577)         (13,497,474)
 Class C                                                                 (5,714,099)          (3,754,824)
 Class Y                                                                   (406,888)            (142,429)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 CAPITAL STOCK TRANSACTIONS

 Net increase (decrease) in net assets resulting
 from capital stock transactions:
 Class A                                                                (82,471,668)         244,992,480
 Class B                                                                  3,096,866          203,694,646
 Class C                                                                 (8,962,373)          55,117,897
 Class Y                                                                  4,332,150            6,679,862

------------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total increase (decrease)                                              (65,946,392)         557,273,562
----------------------------------------------------------------------------------------------------------
 Beginning of period                                                  1,640,036,900        1,082,763,338
                                                                     --------------------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $(137,820) and $8,975,648, respectively]   $1,574,090,508       $1,640,036,900
                                                                     --------------------------------------
                                                                     --------------------------------------


See accompanying Notes to Financial Statements.


                      18 OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS


CLASS A      YEAR ENDED OCTOBER 31,                  1999        1998        1997       1996(1)      1995
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $21.46      $20.49      $17.30      $14.51      $12.59
--------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                         .02         .15         .11         .08         .12(2)
 Net realized and unrealized gain                    1.28        1.80        4.07        3.79        2.71
                                                   -----------------------------------------------------------
 Total income from investment operations             1.30        1.95        4.18        3.87        2.83
--------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                (.15)       (.11)       (.07)       (.10)       (.08)
 Dividends in excess of net investment income          --(3)       --          --          --          --
 Distributions from net realized gain                (.84)       (.87)       (.92)       (.98)       (.83)
                                                   -----------------------------------------------------------
 Total dividends and distributions to shareholders   (.99)       (.98)       (.99)      (1.08)       (.91)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $21.77      $21.46      $20.49      $17.30      $14.51
                                                   -----------------------------------------------------------
                                                   -----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                 6.15%       9.87%      25.41%      28.39%      24.74%

--------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)        $906,698    $976,655    $699,230    $412,246    $282,615
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $977,120    $853,061    $560,582    $338,429    $257,240
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                        0.07%       0.83%       0.74%       0.58%       0.90%
 Expenses                                            1.60%       1.59%(6)    1.60%(6)    1.71%(6)    1.68%(6)
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                            62%         21%         20%         36%         36%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized  for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.


See accompanying Notes to Financial Statements.


                     19 OPPENHEIMER QUEST VALUE FUND, INC.


FINANCIAL HIGHLIGHTS CONTINUED

CLASS B     YEAR ENDED OCTOBER 31,                                    1999      1998        1997        1996(1)     1995
--------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                               $21.08    $20.17       $17.08      $14.37      $12.53
--------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                         (.11)      .07          .05         .05         .05(2)
 Net realized and unrealized gain                                     1.26      1.76         3.97        3.71        2.69
                                                                    ------------------------------------------------------------
 Total income from investment operations                              1.15      1.83         4.02        3.76        2.74
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                 (.07)     (.05)        (.01)       (.07)        (.07)
 Dividends in excess of net investment income                           --(3)     --           --          --           --
 Distributions from net realized gain                                 (.84)     (.87)        (.92)       (.98)        (.83)
                                                                    ------------------------------------------------------------
 Total dividends and distributions to shareholders                    (.91)     (.92)        (.93)      (1.05)        (.90)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $21.32    $21.08       $20.17      $17.08       $14.37
                                                                    ------------------------------------------------------------
                                                                    ------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                                  5.51%      9.38%      24.71%      27.76%        24.08%
--------------------------------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                         $520,146   $512,885    $298,348    $111,130       $38,557
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $541,440   $417,011    $200,752     $68,175       $25,393
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                                        (0.51)%     0.33%       0.25%       0.06%         0.36%
 Expenses                                                             2.17%      2.09%(6)    2.10%(6)    2.26%(6)      2.21%(6)
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                             62%        21%         20%         36%           36%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.


 See accompanying Notes to Financial Statements.

                     20 OPPENHEIMER QUEST VALUE FUND, INC.


CLASS C YEAR ENDED OCTOBER 31,                                1999         1998          1997          1996(1)         1995
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                       $21.07        $20.17       $17.07         $14.35         $12.52
---------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                 (.11)         .07           .05            .04            .04(2)
 Net realized and unrealized gain                             1.26         1.75          3.98           3.71           2.70
                                                            ---------------------------------------------------------------------
 Total income from investment operations                      1.15         1.82          4.03           3.75           2.74
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.06)        (.05)         (.01)          (.05)          (.08)
 Dividends in excess of net investment income                   --(3)        --            --             --             --
 Distributions from net realized gain                         (.84)        (.87)         (.92)          (.98)          (.83)
                                                            ---------------------------------------------------------------------
 Total dividends and distributions to shareholders            (.90)        (.92)         (.93)         (1.03)          (.91)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $21.32       $21.07        $20.17         $17.07         $14.35
                                                            ---------------------------------------------------------------------
                                                            ---------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                          5.55%        9.32%        24.79%         27.73%         24.10%

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                $132,668       $140,461      $82,098        $29,256         $10,140
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $143,378       $116,160      $55,969        $18,099          $6,711
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                               (0.48)%         0.33%        0.25%          0.06%           0.31%
 Expenses                                                    2.15%          2.10%(6)     2.10%(6)       2.20%(6)        2.26%(6)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                    62%            21%          20%            36%             36%



1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.



See accompanying Notes to Financial Statements.

                     21 OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  CONTINUED


CLASS Y   YEAR ENDED OCTOBER 31,                              1999         1998       1997(8)
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                       $21.54       $20.55      $16.50
---------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                  .08          .21         .10
 Net realized and unrealized gain                             1.28         1.83        3.95
                                                         ------------------------------------------
 Total income from investment operations                      1.36         2.04        4.05
---------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.24)        (.18)         --
 Dividends in excess of net investment income                   --(3)         --         --
 Distributions from net realized gain                         (.84)        (.87)         --
                                                         ------------------------------------------
 Total dividends and distributions to shareholders            (1.08)      (1.05)         --
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $21.82       $21.54      $20.55
                                                         ------------------------------------------
                                                         ------------------------------------------
---------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                          6.45%       10.36%      24.55%

---------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                  $14,579      $10,036      $3,086
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $12,065      $ 5,673      $1,372
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                                 0.32%        1.30%       1.20%
 Expenses                                                     1.33%        1.14%(6)    1.19%(6)
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                     62%          21%         20%




1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.
8. For the period from December 16, 1996 (inception of offering) to October 31, 1997.


See accompanying Notes to Financial Statements.


                     22 OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a subadvisory agreement with OpCap Advisors. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                     23 OPPENHEIMER QUEST VALUE FUND, INC.

1. SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1999, a provision of $113,133 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $137,818 as of October 31, 1999.
     The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the
Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Directors in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $2,663,698. Accumulated net realized gain on investments was decreased by the same amount.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                     24 OPPENHEIMER QUEST VALUE FUND, INC.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
2. CAPITAL STOCK

The Fund has authorized 125 million shares of $1.00 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                                YEAR ENDED OCTOBER 31, 1999         YEAR ENDED OCTOBER 31, 1998
                                 SHARES         AMOUNT              SHARES          AMOUNT

-----------------------------------------------------------------------------------------------------
 CLASS A:
 Sold                        11,694,065   $  252,611,389             16,583,852  $ 357,559,555
 Dividends and/or
 distributions reinvested     2,024,604       43,002,612              1,630,228     32,669,682
 Acquisition--Note 6                 --               --                314,171      7,009,162
 Redeemed                   (17,571,687)    (378,085,669)            (7,150,327)  (152,245,919)
                            ------------------------------------------------------------------------
 Net increase (decrease)     (3,853,018)  $  (82,471,668)            11,377,924  $ 244,992,480
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 CLASS B:
 Sold                         6,613,830   $  141,247,575             11,429,512  $ 243,714,221
 Dividends and/or
 distributions reinvested     1,023,776       21,407,158                679,452     13,432,763
 Redeemed                    (7,575,616)    (159,557,867)            (2,562,176)   (53,452,338)
                            ------------------------------------------------------------------------
 Net increase                    61,990   $    3,096,866              9,546,788  $ 203,694,646
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 CLASS C:
 Sold                         2,048,494   $   43,807,706              3,514,464  $  74,782,338
 Dividends and/or
 distributions reinvested       282,097        5,898,654                192,925      3,812,187
 Redeemed                    (2,774,837)     (58,668,733)            (1,111,708)   (23,476,628)
                            ------------------------------------------------------------------------
 Net increase (decrease)       (444,246)  $   (8,962,373)             2,595,681  $  55,117,897
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 CLASS Y:
 Sold                           444,747   $    9,620,394                401,966  $   8,582,342
 Dividends and/or
 distributions reinvested        24,681          523,996                  8,611        172,481
 Redeemed                      (267,144)      (5,812,240)               (94,838)    (2,074,961)
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------
 Net increase                   202,284   $    4,332,150                315,739  $   6,679,862
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------


                     25 OPPENHEIMER QUEST VALUE FUND, INC.

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON SECURITIES
As of October 31, 1999, net nurealized appreciation on securities of $207,434,205 was composed of gross appreciation of $336,154,766, and gross depreciation of $128,720,561.
--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion, and 0.75% of average annual net assets in excess of $8 billion. The Fund's management fee for the year ended October 31, 1999, was 0.90% of the average annual net assets for each class of shares.
--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1999, the Manager paid $4,859,175 to the Sub-Advisor.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. Oppenheimer Funds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of
$18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1999, the Fund paid OFS $2,444,721.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                        AGGREGATE          CLASS A      COMMISSIONS        COMMISSIONS        COMMISSIONS
                        FRONT-END        FRONT-END       ON CLASS A         ON CLASS B         ON CLASS C
                    SALES CHARGES    SALES CHARGES           SHARES             SHARES             SHARES
                       ON CLASS A      RETAINED BY      ADVANCED BY        ADVANCED BY        ADVANCED BY
 YEAR ENDED                SHARES      DISTRIBUTOR      DISTRIBUTOR(1)     DISTRIBUTOR(1)     DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------
 October 31, 1999      $2,381,904         $657,551         $408,852         $3,900,908           $348,333

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                CLASS A                     CLASS B                    CLASS C
                    CONTINGENT DEFERRED         CONTINGENT DEFERRED        CONTINGENT DEFERRED
                          SALES CHARGES               SALES CHARGES              SALES CHARGES
 YEAR ENDED     RETAINED BY DISTRIBUTOR     RETAINED BY DISTRIBUTOR    RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
 October 31, 1999              $15,730                   $1,516,890                    $57,357


                     26 OPPENHEIMER QUEST VALUE FUND, INC.

The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
CLASS A DISTRIBUTION AND SERVICE PLAN FEES. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.25% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $4,886,518, all of which was paid by the Distributor to recipients. That included $138,115 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:



                                                                DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                    AGGREGATE     UNREIMBURSED
                                                                 UNREIMBURSED    EXPENSES AS %
                         TOTAL PAYMENTS     AMOUNT RETAINED          EXPENSES    OF NET ASSETS
                             UNDER PLAN      BY DISTRIBUTOR        UNDER PLAN         OF CLASS
--------------------------------------------------------------------------------------------------------------------------------
 Class B Plan                $5,414,155          $4,480,718       $11,834,332             2.28%
 Class C Plan                 1,433,985             676,415         1,477,084             1.11


                     27 OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

-------------------------------------------------------------------------------
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended October 31, 1999.
-------------------------------------------------------------------------------
 6. ACQUISITION OF OPPENHEIMER QUEST OFFICERS VALUE FUND

On June 12, 1998, Oppenheimer Quest Value Fund, Inc. acquired all of the net assets of Oppenheimer Quest Officers Value Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Quest Officers Value Fund shareholders on February 18, 1998. The Fund issued (at an exchange ratio of 0.643267 shares of the Fund to one share of Oppenheimer Officers Value Fund) 314,171 shares of capital stock valued at $7,009,162 in exchange for the net assets of Oppenheimer Quest Officers Value Fund, resulting in combined net assets of $1,516,410,126 on June 12, 1998. The net assets acquired included net unrealized appreciation of $1,143,229. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                      28 OPPENHEIMER QUEST VALUE FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER QUEST VALUE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Value Fund, Inc. (the Fund) at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended October 31, 1995, were audited by other independent accountants whose report dated December 20, 1995, expressed an unqualified opinion on those statements.



PRICEWATERHOUSECOOPERS LLP


Denver, Colorado
November 19, 1999

                     29 OPPENHEIMER QUEST VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  UNAUDITED


-------------------------------------------------------------------------------
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $0.9857, $0.9046, $0.9010 and $1.0782 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 8, 1998, of which $0.8372 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended October 31, 1999, which are not designated as capital gain distributions should be multiplied by 27.76% to arrive at the net amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     30 OPPENHEIMER QUEST VALUE FUND, INC.

OPPENHEIMER QUEST VALUE FUND, INC.

-------------------------------------------------------------------------------
 OFFICERS AND DIRECTORS    Bridget A. Macaskill, Chairman of the Board of
                           Directors and President
                           Paul Y. Clinton, Director
                           Thomas W. Courtney, Director
                           Robert G. Galli, Director
                           Lacy B. Herrmann, Director
                           George Loft, Director
                           O. Leonard Darling, Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert G. Zack, Assistant Secretary
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer

-------------------------------------------------------------------------------
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
 SUBADVISOR                OpCap Advisors
-------------------------------------------------------------------------------
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.
-------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT
-------------------------------------------------------------------------------
 CUSTODIAN OF              Citibank, N.A.
 PORTFOLIO SECURITIES
-------------------------------------------------------------------------------
 INDEPENDENT ACCOUNTANTS   PricewaterhouseCoopers LLP
-------------------------------------------------------------------------------
 LEGAL COUNSEL             Mayer, Brown & Platt

                    This is a copy of a report to shareholders of Oppenheimer Quest Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Value Fund, Inc. For material information concerning the Fund, see the Prospectus.

                    SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                     31 OPPENHEIMER QUEST VALUE FUND, INC.

 OPPENHEIMERFUNDS FAMILY


------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY
                  Developing Markets Fund               Global Fund
                  International Small Company Fund      Quest Global Value Fund
                  Europe Fund                           Global Growth & Income Fund
                  International Growth Fund

------------------------------------------------------------------------------------------------------------------------
EQUITY
                  Stock                                 Stock & Bond
                  Enterprise Fund(1)                    Main Street-Registered Trademark-Growth & Income Fund
                  Discovery Fund                        Quest Opportunity Value Fund
                  Main Street-Registered Trademark-     Total Return Fund
                  Small Cap Fund                        Quest Balanced Value Fund
                  Quest Small Cap Value Fund            Capital Income Fund(2)
                  MidCap Fund                           Multiple Strategies Fund
                  Capital Appreciation Fund             Disciplined Allocation Fund
                  Growth Fund                           Convertible Securities Fund
                  Disciplined Value Fund
                  Quest Value Fund
                  Trinity Growth Fund                   Specialty
                  Trinity Core Fund                     Real Asset Fund
                  Trinity Value Fund                    Gold & Special Minerals Fund
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME
                  Taxable                               Municipal
                  International Bond Fund               California Municipal Fund(3)
                  World Bond Fund                       Main Street-Registered Trademark-California Municipal Fund(3)
                  High Yield Fund                       Florida Municipal Fund(3)
                  Champion Income Fund                  New Jersey Municipal Fund(3)
                  Strategic Income Fund                 New York Municipal Fund(3)
                  Bond Fund                             Pennsylvania Municipal Fund(3)
                  Senior Floating Rate Fund             Municipal Bond Fund
                  U.S. Government Trust                 Insured Municipal Fund
                  Limited-Term Government Fund          Intermediate Municipal Fund

                                                        Rochester Division
                                                        Rochester Fund Municipals
                                                        Limited Term New York Municipal Fund
------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET(4)
                  Money Market Fund                     Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
-C- Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                     32 OPPENHEIMER QUEST VALUE FUND, INC.

INFORMATION AND SERVICES

                    As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

-------------------------------------------------------------------------------
                     INTERNET
                     24-hr access to account information and transactions www.oppenheimerfunds.com

-------------------------------------------------------------------------------
                     GENERAL INFORMATION
                     Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
                     1.800.525.7048
-------------------------------------------------------------------------------
                     TELEPHONE TRANSACTIONS
                     Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
                     1.800.852.8457
-------------------------------------------------------------------------------
                     PHONELINK
                     24-hr automated information and automated transactions 1.800.533.3310
-------------------------------------------------------------------------------
                     TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
                     Mon-Fri 8:30am-7pm ET
                     1.800.843.4461
-------------------------------------------------------------------------------
                     OPPENHEIMERFUNDS INFORMATION HOTLINE
                     24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104
-------------------------------------------------------------------------------
                     TRANSFER AND SHAREHOLDER SERVICING AGENT
                     OppenheimerFunds Services
                     P.O. Box 5270, Denver, CO 80217-5270
-------------------------------------------------------------------------------



                                 [LOGO] OPPENHEIMERFUNDS-Registered Trademark-
                                                             Distributor, Inc.

      RA0225.001.1099 M# December 30, 1999